ACCRUED EXPENSES AND OTHER (Schedule of Other Account Payable and Accrued Expenses) (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Other account payable and accrued expenses:
Accrued payroll and employees’ benefits		$ 5,969	$ 6,292
Contract liabilities	[1]	5,900	6,928
Accrued royalties		3,151	3,097
Accrued expenses		948	1,288
Warranty provision		378	353
Other		950	636
Total other account payable and accrued expenses		$ 17,296	$ 18,594

[1]	Contract liabilities primarily included advance payments from customers expected to be recognized within a year. For the years ended December 31, 2025 and 2024, $3,153 and $4,209, respectively, of the recognized revenue was included in deferred revenue at the beginning of the periods.